UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

PROFIRE ENERGY, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The Annual Meeting of stockholders of Profire Energy, Inc. (the “Company,” “our” or “we”) will be held on September 18, 2014 at 10:00 am, local time, at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, for the following purposes:

1.	To elect seven directors to the Company’s board of directors for the ensuing year and until their successors are elected and qualified;

2.	To approve and ratify the 2014 Equity Incentive Plan;

3.	To conduct an advisory (non-binding) vote approving executive compensation (“Say-on-Pay”);

4.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ended March 31, 2015; and

5.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

All of our stockholders are cordially invited to attend the Annual Meeting in person.  Whether or not you expect to attend the Annual Meeting, your proxy vote is important.  To assure your representation at the meeting, please sign and date the enclosed proxy card and return it promptly in the enclosed envelope, which requires no additional postage if mailed in the United States.  Should you receive more than one proxy because your shares are registered in different names or addresses, each proxy should be signed and returned to assure that all your shares will be voted.  You may revoke your proxy at any time prior to the meeting.  If you attend the meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the meeting will be counted.

YOUR VOTE IS IMPORTANT.  IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2014:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2014 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316x.

By order of the board of directors,

August 20, 2014	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

PROFIRE ENERGY, INC.
321 South 1250 West, Suite 1
Lindon, Utah 84042

PROXY STATEMENT

ABOUT THE ANNUAL MEETING

This Proxy Statement is being furnished to the stockholders of Profire Energy, Inc., a Nevada corporation (the “Company,” “our” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our annual meeting of stockholders (the “Annual Meeting”) to be held at the Company’s Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042, at 10:00 a.m. local time, on September 18, 2014, or at any adjournment thereof.

The purpose of the Annual Meeting is:

1.	To elect seven directors to the Board for the ensuing year and until their successors are elected and qualified;

2.	To approve and ratify the 2014 Equity Incentive Plan;

3.	To conduct an advisory (non-binding) vote approving executive compensation (“Say-on-Pay”);

4.	To ratify the appointment of Sadler, Gibb & Associates, LLC, as the Company’s independent registered public accounting firm for the year ended March 31, 2015; and

5.	To transact any other business as may properly come before the meeting or at any adjournment thereof.

Our Board has fixed the close of business on August 15, 2014, as the record date for determining stockholders entitled to notice of, and to vote at, the meeting.  Only stockholders of record at the close of business on the record date will be entitled to attend and vote at the meeting and any postponements or adjournments thereof.  We commenced mailing of this Notice, the Proxy Statement and the Proxy on or about August 20, 2014.  A list of stockholders eligible to vote at the meeting will be available for inspection at the meeting and for a period of ten days prior to the meeting during regular business hours at our Lindon, Utah offices located at 321 South 1250 West, Suite 1, Lindon, Utah 84042.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on September 18, 2014:  The Proxy Statement (including the Annual Report on Form 10-K for the year ended March 31, 2014) and proxy card are available via the Internet at https://materials.proxyvote.com/74316x. We will provide, without charge, additional copies of our annual report on Form 10-K to each stockholder of record as of the Record Date that requests a copy in writing.  Any exhibits listed in the annual report on Form 10-K also will be furnished upon request at the actual expense we incur in furnishing such exhibit.  Any such requests should be directed to our Corporate Secretary at our executive offices set forth above. Directions to the Annual Meeting may be obtained by calling (801) 796-5127, for stockholders who plan to attend the Annual Meeting.

The Company’s website address provided above is not intended to function as a hyperlink, and the information on the Company’s website is not and should not be considered part of this Proxy Statement and is not incorporated by reference herein.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board recommends that you vote FOR all of the proposals presented in this Proxy Statement.

PROXY INFORMATION

Who is soliciting my proxy?

The Board is soliciting your proxy in order to provide you with an opportunity to vote on all matters scheduled to come before the Annual Meeting, whether or not you attend the Annual Meeting in person.

Who is entitled to vote?

Only stockholders of record at the close of business on August 15, 2014 (the “record date”) will be entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements of the Annual Meeting.  On the record date, there were issued and outstanding 52,596,063 shares of common stock entitled to vote at the Annual Meeting.  The shares of common stock are the only outstanding voting securities of the Company.

A list of stockholders entitled to vote at the meeting will be available for examination for ten days before the Annual Meeting at our corporate offices in Lindon, Utah.

How do I vote?

There are two ways you can vote:

(1)	Sign and date each proxy card you receive and return it in the prepaid envelope; or

(2)
Vote in person at the Annual Meeting.  If your shares are held of record by a broker, bank or other nominee and you wish to vote your shares at the Annual Meeting, you must contact your broker, bank or other nominee to obtain the proper documentation and bring it with you to the Annual Meeting.

How can I change my vote?

Registered stockholders can revoke their proxy at any time before it is voted at the Annual Meeting by either:

•	Submitting another timely, later-dated proxy;

•	Delivering timely written notice of revocation to the Corporate Secretary, at 321 South 1250 West, Suite 1, Lindon, Utah 84042; or

•	Attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to change your vote at the Annual Meeting.

What are the quorum requirements for the Annual Meeting?

In order to hold the Annual Meeting and transact business, a majority of the outstanding shares of our common stock entitled to vote must be present in person at the Annual Meeting or represented by proxy.

Abstentions and broker non-votes (which occur when a broker indicates on a proxy card that it is not voting on a matter) are considered shares present at the Annual Meeting for the purpose of determining a quorum.

Abstentions and Broker Non-Votes

Shareholders may abstain from voting on any of the proposals. Because abstentions are not counted as votes cast for a proposal, abstentions will not affect Proposal 1 since directors who are elected will be those who receive the highest number of affirmative votes. Additionally, abstentions will not be counted as votes for or against Proposal 2, where approval of the matter requires that the number of votes cast in favor of the proposal exceed the number of votes cast in opposition of the proposal, or Proposals 3 and 4, which are non-binding advisory votes.

A broker non-vote occurs when a broker submits a Proxy Card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include matters such as the election of directors, the approval of, and amendments to, stock plans and the approval of an amendment to a company’s certificate of incorporation.  Therefore, if you do not give your broker or nominee specific instructions, your shares will not be voted on non-routine matters and may not be voted on routine matters. However, shares represented by such “broker non-votes” will be counted in determining whether there is a quorum present at the Annual Meeting for the purpose of transacting business. With regard to Proposal 1, broker non-votes and votes marked “withheld” will not be counted towards the tabulations of votes cast on such proposal presented to the stockholders, will not have the effect of negative votes and will not affect the outcome of the election of the directors. With regard to Proposals 2, 3 and 4, broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes.

Who represents my proxy at the meeting?

If you do not vote in person at the Annual Meeting, but have submitted your proxy by signing and returning your proxy card, you have authorized certain members of the Company’s senior management designated by the Board and named on your proxy card to represent you and to vote your shares as instructed.

How many votes am I entitled to cast?

You are entitled to cast one vote for each share of common stock you own on the record date.

How many votes are required to approve matters to be presented?

Proposal 1: Election of Directors. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of directors, provided a quorum is present in person or by proxy. A plurality means that the seven nominees receiving the most votes for election to a director position are elected as directors.

Proposal 2: Approval and Ratification of the 2014 Equity Incentive Plan. The proposal to approve and ratify our 2014 Equity Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Proposal 3: Say-on-Pay. The proposal to approve, on an advisory basis, the Company’s executive compensation will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Proposal 4: Ratification of Auditors. The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended March 31, 2015 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

Will my shares be voted if I do not provide instructions to my broker?

If you are the beneficial owner of shares held in “street name” by a broker, the broker, as the record holder of the shares, is required to vote those shares in accordance with your instructions.  If you do not give instructions to the broker, the broker is only permitted to vote on items that are considered routine.

What if I return a proxy card but do not provide specific voting instructions for the proposal?

All shares for which a proxy has been properly submitted and not revoked will be voted at the Annual Meeting in accordance with your instructions.  If you sign your proxy card but do not give voting instructions, the senior executive acting as your proxy will vote the shares represented by that proxy in accordance with the recommendations of the Board.

How will proxies be voted on other items or matters that properly come before the meeting?

If any other items or matters properly come before the meeting, the proxies received will be voted on those items or matters in accordance with the discretion of the proxy holders.

Is the Company aware of any other item of business that will be presented at the meeting?

The Board does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the Notice of Annual Meeting of Stockholders.  However, if other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

Where do I find the voting results of the meeting?

We intend to report the voting results in a Current Report on Form 8-K within four business days after the Annual Meeting.

Who bears the costs of soliciting these proxies?

We will bear the cost of soliciting proxies.  In addition to the use of the mails, certain directors, officers or employees may solicit proxies by telephone, facsimile, e-mail, and in person, without additional compensation.  Upon request, we will also reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for distributing proxy materials to stockholders.  All costs and expenses of any solicitation, including the cost of preparing this Proxy Statement and posting it on the Internet and mailing the proxy materials, will be borne by the Company.

Do I have dissenters’ rights for any matters being presented at the meeting?

No dissenters’ rights are available to any stockholder who dissents from any of the proposals set forth in the Proxy Statement under the Nevada Revised Statutes or under our current Articles of Incorporation or Bylaws.

PROPOSAL ONE

ELECTION OF DIRECTORS

Our Bylaws provide that the Board will consist of such number of directors to be fixed from time-to-time by resolution of the Board.  Currently, the Board has been set at seven members.  Historically, the Board has consisted of only three members, but during the 2014 fiscal year, the Board expanded the number of directorships to seven.  To fill these four vacancies, the Board appointed Arlen B. Crouch, Stephen E. Pirnat, Daren J. Shaw, and Ronald R. Spoehel to serve as directors of the Company, each of whom qualifies as an independent director as described below in the section “Director Independence.”  With these independent directors added to the Board, we have formed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee consisting of independent directors, which is consistent with corporate governance requirements of the listing standards of The Nasdaq Stock Market.

Upon the recommendation of our Nominating and Corporate Governance Committee, the board has identified and nominated seven individuals to serve as directors for a one-year term expiring on the date of our next Annual Meeting, and until their successors are duly elected and qualified.  Brenton W. Hatch, Harold Albert, Andrew W. Limpert, Arlen B. Crouch, Stephen E. Pirnat, Daren J. Shaw, and Ronald R. Spoehel have been nominated by the Nominating and Corporate Governance Committee to stand for election as directors.  Messrs. Hatch, Albert, Limpert, Crouch, Pirnat, Shaw and Spoehel currently serve as directors of the Company.

We intend that the proxies solicited by us will be voted for the election of the nominees named above.  Each of the nominees has agreed to serve as a director if elected, and we believe each nominee will be available to serve.  However, the proxy holders have discretionary authority to cast votes for the election of a substitute should any nominee not be available to serve as a director.

Board Nominees for Election of Directors

Name	Age	Positions Held	Director Since	Officer Since

Brenton W. Hatch	64	Chief Executive Officer, President and Director	November 2008	October 2008
Harold Albert	51	Chief Operating Officer and Director	November 2008	October 2008
Andrew W. Limpert	44	Chief Financial Officer, Secretary and Director	November 2007	November 2007
Arlen B. Crouch	80	Director	November 2013	N/A
Stephen E. Pirnat	63	Director	January 2014	N/A
Daren J. Shaw	57	Director	August 2013	N/A
Ronald R. Spoehel	56	Director	October 2013	N/A

A brief description the background and business experience of each nominee follows:

Brenton W. Hatch.  Mr. Hatch became the Chief Executive Officer and President of Profire Energy, Inc. in October 2008 and has served as the Chairman of the Board since November 2008.  Mr. Hatch has been responsible for overseeing the day-to-day operations of the Company since October 2008.  Mr. Hatch co-founded the Company’s wholly owned subsidiary, Profire Combustion, Inc., in 2002.  Since that time he has served as the Chief Executive Officer and General Manager of Profire Combustion and has been responsible for the day-to-day operations of Profire Combustion since its inception.  Prior to founding Profire Combustion, between 2001 and 2002 Mr. Hatch was a Management Consultant and General Manager of Titan Technologies, Inc., an oilfield service and distribution company in Edmonton, Alberta, Canada.  In this position, Mr. Hatch performed an in-depth analysis of the operations and management of all divisions of Titan Technologies.  Based on his analysis, Mr. Hatch implemented company-wide operational changes to improve company performance.  From 1989 to 2000 Mr. Hatch served as President and Chief Executive Officer of Keaton International, Inc., an educational services company based in Edmonton, Alberta, Canada.  Mr. Hatch managed all executive functions of the company and particularly focused on the development and management of the company’s educational services.  During his time at Keaton International, Mr. Hatch led corporate networking and marketing campaigns world-wide.  Mr. Hatch earned a Bachelor’s Degree in Education from the University of Alberta in 1974.  Mr. Hatch is not currently, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Hatch’s experience as a founder and as the principal executive officer of Profire Combustion, as well as his previous management and operational oversight experience in concluding that he should serve as a director of the Company.

Harold Albert.  Mr. Albert became the Chief Operating Officer of Profire Energy, Inc. in October 2008 and a director of the Company in November 2008.  Since that time Mr. Albert has been responsible for research and development of new products and services as well as overseeing Company operations in Canada.  Mr. Albert co-founded Profire Combustion, Inc. in 2002.  He has served as the President and Chief Operating Officer of Profire Combustion since that time.  In this capacity Mr. Albert is responsible for research and development of new products and services and overseeing operations.  Prior to founding Profire Combustion, Mr. Albert worked in the oil services industry for Titan Technologies, Inc. from 1996 to 2002.  During that time Mr. Albert served as an Associate Manager overseeing the company’s burner division.  From 1993 to 1996, Mr. Albert was employed with Natco Canada doing start up and commissioning of oil and gas facilities in both Canada and Russia.  Mr. Albert is not, nor has he in the past five years been, a nominee or director of any other SEC registrant or registered investment company.  We considered Mr. Albert’s experience as a founder and principal operating officer, combined with his previous management and operational experience in concluding that he should serve on the Company’s Board.

Andrew W. Limpert.  Mr. Limpert graduated from the University of Utah with a Bachelors of Science degree in Finance in 1994.  He earned a Masters of Business Administration with an emphasis in Finance from Westminster College in 1998.  Mr. Limpert joined the Company in November 2007 and has served as an executive officer and director of the Company since that time.  As Chief Financial Officer, Mr. Limpert is responsible for strategic financial and business planning, business expansion and financial reporting.  From 1998 to 2008, Mr. Limpert was employed with an investment advisory firm strategic and financial advice for several investment banks.  For the past 20 years he has founded, consulted on and funded numerous businesses in the private and public arenas.  In 2007 he became the chairman of the board of directors of Nine Mile Software Inc., a rebalancing and mutual fund trading software developer.  Nine Mile Software became an SEC registrant during 2008.  He resigned as Chairman of Nine Mile in April of 2011.  During the past five years, Mr. Limpert has also served as a director and interim Chief Executive Officer of Ohr Pharmaceutical Inc., a New York based biotech incubator.  Ohr Pharmaceutical is also an SEC registrant. Mr. Limpert resigned as an officer and director of Ohr Pharmaceutical in April 2010.  Mr. Limpert also serves on the boards of directors of several non-profit organizations working in the areas of substance abuse recovery and fitness and sports for youth, the Utah County Chamber of Commerce and the Bill and Vieve Gore School of Business at Westminster College.  Mr. Limpert is not, nor has he in the past five years been, a nominee or director of any registered investment company.  We considered Mr. Limpert’s extensive investment experience and his related finance and educational background in concluding that he should serve on the Company’s Board.

Arlen B. Crouch.  Mr. Crouch served as President and Chief Executive Officer of Franklin Quest Co., now Franklin Covey Co. (NYSE:FC), where he played a key role in the company’s initial public offering and listing on the NYSE.  Prior to his appointment as President and Chief Executive Officer, he served in a variety of senior management roles including Chief Operating Officer and Executive Vice President.  At the time Mr. Crouch stepped down in 1997 to serve a three-year assignment in Washington, D.C. for the Church of Jesus Christ of Latter Day Saints, the company had a market capitalization in excess of $500 million.  Previously he served as a First Vice President and Regional Director of Merrill Lynch & Co., Inc., with responsibilities for retail operations in the Southern California region.  Mr. Crouch has also served as Chair of the Salt Lake Chamber of Commerce.  We considered Mr. Crouch's extensive management experiences as well as his experience and leadership in the financial services industry in determining that he should serve as a director of the Company.

Stephen E. Pirnat.  Mr. Stephen E. Pirnat serves as the Managing Director of Europe, the Middle East and Africa for the Quest Integrity Group of Team Inc. (NYSE:TISI).  Mr.Pirnat previously held the position of President of Quest Integrated Inc., a technology incubator and boutique private equity firm, and is currently President of the newly formed Quest Metrology Group LLC.  From February 2000 to September 2009, Steve served as President and Chief Executive Officer of the John Zink Company LLC, a wholly owned subsidiary of Koch Industries and a worldwide leader in the supply of combustion and air pollution control equipment to the energy industry.  In that former capacity, Mr. Pirnat was a board member of Quest Integrity Group.  Prior to joining John Zink, Mr. Pirnat served as President and Chief Executive Officer of Pangborn Corporation, a leading supplier of surface preparation equipment and associated services to the automotive and aircraft industries.  Mr. Pirnat began his career as an applications engineer with the Pump and Condenser Group of Ingersoll-Rand, where he advanced through a variety of sales, marketing, engineering and operational positions with that company and its successor, Ingersoll-Dresser.  These positions included Vice President of Ingersoll-Rand’s Standard Products Division, Vice President of Marketing for Ingersoll-Dresser Pumps, President of Ingersoll Dresser Canada Ltd. and Vice President and General Manager of Ingersoll-Rand Engineered Equipment Division.  He has been a director of ClearSign Combustion Inc. (NASDAQ:CLIR) since November 2011.  He was also appointed as a director for AZZ, incorporated (NYSE: AZZ), and has served in that capacity since July 8, 2014.Mr. Pirnat holds a BS in Mechanical engineering from the New Jersey Institute of Technology. We considered Mr. Pirnat’s extensive experience in in the energy and technology sectors and his experience on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Daren J. Shaw.  Mr. Shaw has served for more than 25 years in leadership capacities with several financial services firms.  Mr. Shaw currently serves as a Managing Director of Investment Banking at D.A. Davidson & Co., a middle-market full-service investment banking and brokerage firm.  During his term as Managing Director at D.A. Davidson & Co., Mr. Shaw has served on the Senior Management Committee and board of directors and as the lead investment banker in a wide variety of transactions including public stock offerings, private placements, and mergers and acquisitions.  Mr. Shaw joined D.A. Davidson & Co. in 1997.  Mr. Shaw also served for 12 years with Pacific Crest Securities, in various roles, including Managing Director.  Since 2012, Mr. Shaw has served as a member of the board of directors of The Ensign Group, Inc. (NASDAQ: ENSG), a provider of skilled nursing and rehabilitative care services with more than 120 facilities located in 12 states.  He currently serves as Chairman of The Ensign Group’s audit committee and also serves on The Ensign Group’s nominating and corporate governance and compensation committees.   Mr. Shaw has also served as a member of the board of directors of ASI Liquidation, Inc., formerly known as Agri-Services, Inc., an agricultural equipment dealer based in Twin Falls, Idaho, since 2010, and as a member of the board of directors of Cadet Manufacturing, a zonal electric heater manufacturer based in Vancouver, Washington, since 2005.   We considered Mr. Shaw's extensive experience and leadership in the financial services industry and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Ronald R. Spoehel. Mr. Spoehel is a private investor with over 30 years of board, executive management, investment banking, and private banking experience, from Fortune 500 to technology startups. From 2007 to 2009, he served as the Presidentially-appointed Senate-confirmed Chief Financial Officer of the National Aeronautics and Space Administration. Prior to NASA, Mr. Spoehel served as an executive officer in various general management positions and on the Boards of Directors of public and private operating companies in the U.S. and Europe. Among various companies with worldwide operations, he has served as EVP-CFO and on the Boards of ManTech International (NASDAQ:MANT) and ICx Technologies, Inc.; as VP-Corporate Development of Harris Corporation (NYSE:HRS); and, as CEO and on the Board of Optinel Systems. Mr. Spoehel began his career as an investment banker for ten years primarily focused on energy and technology sectors. Mr. Spoehel is an honors graduate of the University of Pennsylvania, where he received his Bachelor of Science degree in economics and MBA from the Wharton School and his Master of Science degree in engineering from the Moore School of Electrical Engineering. In addition to currently serving on the Board of Global Defense & National Security Systems, Inc. (NASDAQ: GDEF), Mr. Spoehel also serves on the Boards of U.S. and international private companies. We considered Mr. Spoehel’s extensive experience and leadership in the energy and technology sectors and on the boards of directors of public and private companies in determining that he should serve as a director of the Company.

Family Relationships

There are no family relations among any of our executive officers, directors or key employees.

Involvement in Certain Legal Proceedings

During 2012, Mr. Limpert entered into a settlement agreement with the Securities and Exchange Commission (the “Commission”) in connection with administrative proceedings commenced against him in 2011 for alleged events occurring between 2004 and 2008.  After a comprehensive investigation and full cooperation with the Commission, Mr. Limpert, based on the advice of his private SEC counsel, believed the settlement was in his best interest under the circumstances.  While not admitting to or denying the Commission’s findings, Mr. Limpert consented to disgorgement, penalties and interest for certain fees earned.  The penalties assessed were within the lowest tier statutorily allowed.  Mr. Limpert also agreed not to engage in violations of U.S. securities laws and to be barred from certain specific activities such as association or employment with any broker, dealer, investment adviser, investment company, etc., and from participating in an offering of penny stock as a collateral bar.  The settlement agreement provides that Mr. Limpert may reapply for licensure for any of the above after one calendar year, subject to compliance with the terms and conditions set out in the settlement agreement.  None of the violations alleged against Mr. Limpert related to his involvement with the Company.

The Board of Directors believes Mr. Limpert continues to be capable to serve on the Company’s Board of Directors and as the Company’s CFO, which entails the following responsibilities:

•	managing corporate financial controls, forecasts and reporting,

•	overseeing financial and feasibility analyses of all material projects, especially in entering new regions and making significant personnel decisions,

•	overseeing the materials, timing, and execution of corporate communication,

•	overseeing engagements and communication with the financial community (e.g., stockholders, brokers, fund managers, etc.),

•	managing corporate sales strategies, and

•
other responsibilities, as assigned by the CEO or Board of Directors. To our knowledge, none of our officers, directors or affiliates or any owner of record of 5% or more of our common stock, or any associate of any of the foregoing, is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

Related Party Transactions

Our Audit Committee Charter requires that the Audit Committee review, approve or oversee any transaction between the Company and any related person (as defined in Item 404 of Regulation S-K) and any other potential conflict of interest situations on an ongoing basis, and to develop policies and procedures for the Committee's approval of transactions with related persons.  Prior to establishing our Audit Committee, our Board monitored and reviewed issues involving potential conflicts of interests and related party transactions. The responsibility has now been assumed by our Audit Committee in accordance with our written policies and procedures.

Brenton Hatch’s son, Justin Hatch, is employed by the Company, for which he was paid a salary of $123,426, a discretionary performance-based bonus of $3,000 during fiscal year 2014, and other perquisites totaling approximately $10,000 for total compensation of approximately $137,000.  He also was issued a restricted stock award agreement for 8,333 shares of our Common Stock in May 2014.  It is expected that his compensation will be similar for fiscal year 2015.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and any persons who own more than 10% of the common stock of the Company to file with the Commission reports of beneficial ownership and changes in beneficial ownership of common stock.  Officers and directors are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.  Based solely on review of the copies of such reports furnished to us or written representations that no other reports were required, we believe that during the fiscal year ended March 31, 2014 all filing requirements applicable to our officers, directors, greater than 10% stockholders or any other person subject to Section 16 of the Exchange Act were met on a timely basis.

Director Independence

The Board has determined that of the current directors or nominees, Messrs. Crouch, Pirnat, Shaw and Spoehel qualify as independent directors as that term is defined in the listing standards of The Nasdaq Stock Market.  Such independence definition includes a series of objective tests, including that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company.  As Messrs. Hatch, Albert and Limpert are also employed by the Company, the Board has determined that none of them are currently independent.

Board Committees

Audit Committee.  During the second quarter of fiscal year 2014, our Board formed an Audit Committee that is responsible for the selection, review and oversight of the Company’s independent registered public accounting firm; approval of all audit, review and attest services provided by the independent registered public accounting firm; the integrity of our reporting practices and the evaluation of our internal controls and accounting procedures.  The Audit Committee is also responsible for the pre-approval of all non-audit services provided by its independent registered public accounting firm.  Non-audit services are only provided by our independent registered public accounting firm to the extent permitted by law. Further, all related party transactions are reviewed and approved by the Audit Committee.

The Audit Committee is chaired by Daren J. Shaw and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  The Board believes that Daren J. Shaw qualifies an as audit committee financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K.  The Board has adopted a written charter to govern the activities of the Audit Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2014, the Audit Committee did not hold any separate Audit Committee meetings but, rather, covered various Audit Committee business at general Board meetings and during Board calls. The Audit Committee began holding separate Audit Committee meetings in this fiscal year.

Nominating and Corporate Governance Committee.  During the second quarter of fiscal year 2014, our Board also formed a Nominating and Corporate Governance Committee (the “Nominating Committee”) that is responsible for identifying and recommending director candidates for nomination by the Board.  The Nominating Committee is chaired by Arlen B. Crouch and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.  In general, when the Board determines that expansion of the board or replacement of a director is necessary or appropriate, the Nominating Committee will identify candidates through candidate interviews with members of management, consultation with the candidate’s associates and through other means to determine a candidate’s qualifications to serve on our Board.

Each candidate to serve on the Board must possess the highest personal and professional ethics, integrity and values, and be committed to serving the long-term interests of our stockholders.  Other than the foregoing, there are no stated minimum criteria for director nominees, although the Nominating Committee may consider such other factors as it may deem appropriate, which may include, without limitation, professional experience, diversity of backgrounds, skills and experience at policy-making levels in business, government, financial, and in other areas relevant to our global operations, experience and history with our company, and stock ownership.

We do not have a formal policy with regard to the consideration of diversity in identifying Board nominees, but the Nominating Committee strives to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent, skills, and expertise to oversee our business.

The Nominating Committee will consider director candidates recommended by the Company’s stockholders pursuant to the procedures described in this proxy statement or validly made in accordance with applicable laws, rules and regulations and the provisions of our Bylaws.  Stockholders wishing to recommend candidates should do so in writing to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, UT  84042.  Please refer to the section below entitled "Stockholder Proposals and Director Nominees for Next Annual Meeting" for further information.  The Nominating Committee may also consider candidates proposed by current directors, management, employees and others.  All such candidates who, after evaluation, are then recommended by the Nominating Committee and approved by the Board, will be included in our recommended slate of director nominees in our proxy statement.

To date, we have not paid any fee to any third party to identify or evaluate, or to assist in identifying or evaluating, potential director candidates, but we may consider doing so in the future if the nominating committee determines that engaging a consultant is in the best interests of the Company.  The Board has adopted a written charter to govern the activities of the Nominating Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2014, the Nominating Committee did not hold any separate Nominating Committee meetings but, rather, covered various Nominating Committee business at general Board meetings and during Board calls. The Nominating Committee began holding separate Nominating Committee meetings in this fiscal year.

Compensation Committee.  During the second quarter of fiscal year 2014, our Board formed a Compensation Committee to review and advise upon executive compensation.  The Compensation Committee is chaired by Ronald R. Spoehel and consists of Messrs. Shaw, Spoehel and Crouch, all of whom qualify as independent directors.

The Compensation Committee oversees all aspects of our executive compensation program and incentive compensation.  It reviews and advises the Board on the corporate goals and objectives applicable to the compensation of our Chief Executive Officer, recommends to the full Board for approval compensation amounts for the Chief Executive Officer and all other executive officers, reviews and makes recommendations to our Board relating to incentive compensation plans and equity-based plans, and reviews and makes recommendations to the full Board regarding employment agreements and severance agreements or plans for the Chief Executive Officer and other executive officers.

To date, we have not utilized the services of a compensation consultant, but we may do so in the future should the Compensation Committee deem it advisable.  Pursuant to its charter, the Compensation Committee may delegate its authority to a subcommittee or subcommittees.  The Board has adopted a written charter to govern the activities of the Compensation Committee, which is available on our website at www.profireenergy.com. During the fiscal year ended March 31, 2014, the Compensation Committee held one meeting.

Board Leadership Structure and Role in Risk Oversight

Currently our Chief Executive Officer also serves as the Chairman of our Board and we do not have an independent lead director.  Given our current size, resources and access to potential qualified director candidates, the Board believes the most effective leadership structure for the Company at this time and with our current Chief Executive Officer is to have a combined Chairman of the Board and Chief Executive Officer.  Our current combined structure promotes unified leadership, a cohesive vision and strategy for the Company and clear and direct communication to the board.

We do not have a policy regarding the separation or combination of the roles of the Chairman and Chief Executive Officer and believe that the separation or combination of these offices is a matter for discussion and determination by the Board.  The Board believes that it should be able to select the Chairman of the Board based on the criteria that the Board deems to be in the best interests of the Company and its stockholders.

Board-level risk oversight is performed by our full Board.  Our risk oversight process includes an ongoing dialogue between management and the Board, intended to identify and analyze risks that the Company faces.  Through these discussions with management and their own business experience and knowledge, our directors are able to identify material risks for which a full analysis and risk mitigation planning are necessary. The Board monitors risk mitigation action plans developed by management in order to ensure such plans are implemented and are effective in reducing the targeted risks.

Report of Audit Committee Regarding 2014 Audited Financial Statements

The Audit Committee has reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the year ended March 31, 2014.  The Audit Committee has discussed with our independent registered public accounting firm the matters required to be discussed by Statement of Accounting Standards 61, Communication with Audit Committees, as modified or supplemented, by the Auditing Standards Board of the American Institute of Certified Public Accountants and the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with our independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above  be included in our Annual Report on Form 10-K for the year ended March 31, 2014.

Daren J. Shaw
Ronald R. Spoehel
Arlen B. Crouch

Board Meetings and Attendance at Annual Meetings

The Board held six meetings during our fiscal year ended March 31, 2014, all of which were attended by all members of the Board who were members of the Board at the time of each meeting.

Although it is not mandatory for directors to attend annual meetings, each director is encouraged to attend meetings of stockholders.  The Company held its annual meeting of stockholders for the 2013 fiscal year on February 6, 2014, and all of the directors were in attendance.

Communications with Directors

Stockholders and other parties interested in communicating with the Board may do so by writing to the Chairman of the Board of Directors, Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042.  The Chairman of the Board will review and forward to the appropriate members of the board copies of all such correspondence that, in the opinion of the Chairman, deals with the functions of the board or that he otherwise determines requires their attention.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table summarizes the total compensation paid to the person serving as our principal executive officer and our two most highly compensated executive officers other than our principal executive officer.  These individuals are referred to herein as “named executive officers” or “NEOs.”

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation(1) ($)	Total ($)

Brenton W. Hatch	2014	260,346	10,000	-0-	-0-	61,840	332,186
Chief Executive Officer and Director	2013	202,539	149,850	-0-	-0-	25,200	377,589

Andrew W. Limpert	2014	235,059	10,000	-0-	-0-	47,748	292,807
CFO and Director	2013	168,000	40,000	-0-	-0-	16,800	224,800

Harold Albert	2014	251,624	9,498	-0-	-0-	52,723	313,845
COO and Director	2013	203,795	149,850	-0-	-0-	34,066	387,711

(1)	For a breakdown of the compensation components included in “All Other Compensation” please see the “All Other Compensation” table below.

All Other Compensation

The table below provides additional information regarding all other compensation awarded to the named executive officers as disclosed in the “All Other Compensation” column of the “Summary Compensation Table” above.

Name	Year	Vehicle Allowance, Fuel, Maintenance and Related Costs ($)	Cell Phone Expenses ($)	Medical Insurance Premiums ($)

Brenton W. Hatch	2014	$20,311	$3,416	$13,200
	2013	$9,600	$3,600	$12,000

Andrew W. Limpert	2014	$14,799	$4,392	$6,557
	2013	$-	$-	7,200

Harold Albert	2014	$20,110	$3,054	$8,663
	2013	$20,379	$3,669	$10,018

Our Compensation Committee evaluates officer, director, and committee member compensation issues subject to the approval of our Board.  Our Compensation Committee makes recommendations to the Board as to equity incentive plans and officer and director compensation.

Salary

Salary is used to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers.  The salary for each named executive officer is typically set at the time the individual is hired based on the factors discussed in the preceding sentence and the negotiation process between the Company and the named executive officer.  Thereafter, changes to annual salary, if any, are determined based on several factors, including evaluation of performance, anticipated financial performance, economic condition and local market and labor conditions.  During the 2013 fiscal year, the employment agreements of Mr. Hatch, Mr. Albert and Mr. Limpert provided for a full-time monthly salary of $17,000 per month.  During fiscal 2013, Mr. Limpert was not employed by the Company on a full-time basis.  His salary was adjusted to reflect the amount of time dedicated to his employment with the Company.  As discussed in more detail below under the heading “Employment Agreements,” in June 2013 the Company executed new employment agreements with Messrs. Hatch, Albert and Limpert, retroactive to May 1, 2013.  The new employment agreements provide that Messrs. Hatch and Albert will each receive an annual salary of $270,000 per year and Mr. Limpert will receive an annual salary of $240,000 per year.  These salaries may be adjusted upward by the Company’s Board at their discretion.

Bonuses

We may also make cash awards to our named executive officers and employees that are not part of any pre-established, performance-based criteria.  Awards of this type are completely discretionary and subjectively determined by our Board at the time they are awarded.  In the event this type of cash award is made, it is reflected in the “Summary Compensation Table” under a separate column entitled “Bonus.”  During the 2014 fiscal year, bonuses were paid to executives in the following amounts: $10,000 to Mr. Hatch, $9,498 to Mr. Albert and $10,000 to Mr. Limpert. The bonuses in 2014 were awarded in recognition of the efforts of the named executive officers for revenue expansion, leadership and product innovation. We were under no obligation to award the cash bonuses and we are not under an obligation to award future cash bonuses.

Employer Benefit Plans

At the current time, we do not provide any retirement, pension, or other benefit plans to our named executive officers; however, the Board may adopt plans as it deems reasonable under the circumstances.

Say-on-Pay

At our annual stockholder meeting held on January 29, 2013, we solicited an advisory vote of our stockholders to approve the compensation packages proposed to be paid to our named executive officers and to determine how frequently the Company should conduct such advisory votes.  Of the 40,257,159 shares represented at the meeting by valid proxies and ballots, 35,442,908 voted to approve the compensation proposals.  35,424,808 shares voted to conduct advisory votes on executive compensation every two years.  Consistent with the majority of stockholder votes cast, we are conducting an advisory vote on executive compensation at the Annual Meeting and will conduct our next advisory vote on executive compensation in two years. See Proposal 3 for more information.

Employment Agreements

On June 28, 2013, we executed employment agreements with Messrs. Hatch, Albert and Limpert (the “Employment Agreements”), which were retroactively effective to May 1, 2013.

The Employment Agreements of Messrs. Hatch, Albert, and Limpert provide that they will devote, on a full-time basis, their best ability and talents to the business of the Company. The agreements prohibit the individuals from providing consulting services or accepting employment with any other party unless pre-approved by the Company.

The Employment Agreements provide that Messrs. Hatch, Albert and Limpert are entitled to:

•	an automobile allowance of up to $1,200 per month;

•
payment of or reimbursement for certain reasonable and necessary out-of-pocket expenses incurred in the performance of their duties, as detailed in the new employment agreements, subject to presentment of appropriate vouchers or receipts;

•	a $2,000 per month personal allowance;

•	payment of the employee’s medical and dental insurance premiums; and

•	four weeks of paid vacation or leave time each year.

The Employment Agreements also allow the Board to consider the award of a year-end annual cash bonus based on performance.  No specific performance criteria are set forth in the Employment Agreements.

The Employment Agreements contain confidentiality, non-disclosure, non-compete, non-solicitation and intellectual property assignment provisions.

Termination and Change in Control

The Employment Agreements of the named executive officers contain provisions for payment in the event of termination of employment.  Under the Employment Agreements, Messrs. Hatch, Albert or Limpert are entitled to the following payments in the event of termination of employment:

•
Without cause.  The employee may be terminated without cause by the Company at any time, but with 90 days prior written notice.  If terminated without cause, the Company shall pay the employee, as a severance allowance, his then current monthly base salary, and health and other benefits for the two-week period following the month of termination and including the month in which notice of termination occurs if employed for a continuous period of six months or more.

•
For cause upon prior written notice.  If terminated for cause the individual shall be entitled to receive his then current monthly base salary and any employee rights or compensation which would vest in the month of termination pro-rated through the date of termination but off-set by any amounts which have been appropriated or wrongfully taken by the employee or which arise out of damages to the Company through the errors or omissions of the employee.

•
By resignation.  If the employee resigns, he shall be entitled to receive his current monthly base salary and any other compensation or right which would vest in the month the resignation becomes effective, pro-rated to the date of last service.  In the event of a resignation, employment shall terminate on the earlier of 30 days following the written submission of resignation or the date the resignation is accepted by the Company.

•
For disability or death.  The Company shall have the option to terminate the employment agreement should the employee no longer be able to perform his essential functions.  In the event of termination for death or disability the employee shall be entitled to the same compensation and benefits as if the agreement had been terminated without cause.

We do not have agreements, plans or arrangements, written or unwritten, with any of our named executive officers that would provide for payments or other benefits to any of our named executive officers in the event of a change in control of the Company or a change in the responsibilities of any named executive officer following a change in control of the Company.

Outstanding Equity Awards at Fiscal Year End

None of our named executive officers held outstanding equity awards at March 31, 2014.

Director Compensation

Three of our current directors, Messrs. Hatch, Albert and Limpert, are also named executive officers and employees of the Company.  All compensation earned by Messrs. Hatch, Albert and Limpert, respectively, was compensation for services rendered in their capacity as employees of the Company.  They received no compensation for serving on our Board during the 2014 or 2013 fiscal years.  For details regarding the compensation received by each of these directors please see the “Summary Compensation Table” on page 11 of this Proxy Statement.

Each of our non-employee directors receives monthly cash remuneration of $2,000 for his service, as well as a stock-option grant of 100,000 shares at the commencement of his service (of which 50% vests at the beginning of their service and the remaining 50% vesting at the one-year anniversary of the date of grant).   The following table describes the components of the compensation for our independent directors who served during our 2014 fiscal year:

Name	Fees Earned or Paid in Cash	Option Awards (5)	Total

Arlen B. Crouch(1)	$10,000	$166,670	$176,670
Stephen E. Pirnat(2)	$4,000	$217,854	$221,854
Daren J. Shaw(3)	$16,000	$138,489	$154,489
Ronald R. Spoehel(4)	$12,000	$166,670	$178,670

(1)	As of March 31, 2014, Mr. Crouch had 50,000 option awards outstanding and 50,000 unvested stock awards outstanding.
(2)	As of March 31, 2014, Mr. Pirnat had 50,000 option awards outstanding and 50,000 unvested stock awards outstanding.
(3)	As of March 31, 2014, Mr. Shaw had 50,000 option awards outstanding and 50,000 unvested stock awards outstanding.
(4)	As of March 31, 2014, Mr. Spoehel had 50,000 option awards outstanding and 50,000 unvested stock awards outstanding.
(5)
The amounts in this column do not reflect compensation actually received by our non-employee directors nor do they reflect the actual value that will be recognized by the non-employee directors. Instead, the amounts reflect the aggregate grant date fair value, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) 718, of awards of stock options made to non-employee directors for the fiscal year ended March 31, 2014 but exclude an estimate for forfeitures. The fair value of each option award is estimated on the date of grant using the Black-Scholes option pricing model. Additional information about the assumptions used in the calculation of these amounts is included in footnote 6 to our audited financial statements for the fiscal year ended March 31, 2014 included in our Annual Report on Form 10-K filed with the Commission on June 30, 2014.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, NOMINEES, DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth as of June 30, 2014 the name and the number of shares of our common stock, par value of $0.001 per share, held of record or beneficially by each director, officer, nominee or person who held of record, or was known by us to own beneficially, more than 5% of the 48,041,563 issued and outstanding shares of our common stock, and the name and shareholdings of each director and officer and of all directors and officers as group.

Type of Security	Name and Address	Amount & Nature of Beneficial Ownership	% of Class

Common	Brenton W. Hatch(1)	15,450,000	32.3%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Harold Albert(1)	15,325,000	31.9%
	Bay 12, 55 Alberta Ave.
	Spruce Grove, Alberta, Canada T7X 3A6

Common	Andrew W. Limpert(1)	3,571,937	7.5%
	321 South 1250 West, Suite 1
	Lindon, Utah 84042

Common	Daren J. Shaw(2)	100,000	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Ronald R. Spoehel(3)	50,000	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Arlen B. Crouch(3)	50,000	* %
	321 South 1250 West, Suite 1 Lindon, UT 84042

Common	Stephen E. Pirnat(3) 321 South 1250 West, Suite 1 Lindon, UT 84042	50,000	* %

All executive officers and directors as a group (7 persons)		34,546,937	71.9%

	TOTAL	34,546,937	71.9%

(1)	Messrs. Hatch, Albert and Limpert are named executive officers and directors of the Company.
(2)	Mr. Shaw is a director of the company. Share number includes 100,000 stock options that are currently exercisable or exercisable within 90 days after June 30, 2014.
(3)	Messrs. Crouch, Pirnat, and Spoehel are directors of the Company. Share number includes 50,000 stock options that are currently exercisable or exercisable within 90 days after June 30, 2014.
* Less than 1%.

Change in Control

To the knowledge of the management, there are no present arrangements or pledges of our securities that may result in a change in control of the Company.

Vote Required

A plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors will be required to elect Board nominees. The seven nominees receiving the highest number of affirmative votes cast at the Annual Meeting will be elected as our directors.

The Board recommends a vote “FOR” each of the nominees under Proposal 1.

PROPOSAL TWO

APPROVAL AND RATIFICATION OF THE 2014 EQUITY INCENTIVE PLAN

We are seeking stockholder approval to adopt our 2014 Equity Incentive Plan (the “Plan”).

On August 7, 2014, the Board of Directors adopted, subject to stockholder approval, the Profire Energy, Inc. 2014 Equity Incentive Plan (the “2014 Stock Plan”). The purpose of the 2014 Stock Plan is to aid us in attracting and retaining employees, officers, consultants, advisors and non-employee directors capable of assuring our future success.  The 2014 Stock Plan is also intended to incentivize such service providers to put forth maximum efforts and to compensate such persons through stock or cash-based arrangements.  Recipients of awards under the 2014 Stock Plan may be provided with opportunities for ownership of our stock, thereby aligning the interests of participants with those of our stockholders.

We currently award stock-based compensation, including stock options and restricted stock under the 2010 Equity Incentive Plan. As of March 31, 2014, there were (i) 2,903,715 shares subject to outstanding stock options with a weighted average exercise price of $1.319 and a weighted average remaining term of 4.14 years under the 2010 Equity Incentive Plan, and (ii) 0 shares of restricted stock awards outstanding. As of March 31, 2014, there were 997,000 shares available for future grants under the 2010 Equity Incentive Plan. No further awards will be made pursuant to our 2010 Equity Incentive Plan following stockholder approval of the 2014 Stock Plan.

The Compensation Committee and the Board believe that equity incentive grants are vital to our interests and our stockholders, as they play an important role in our ability to attract and retain key management, align a significant percentage of our executives’ compensation to her or his performance, as well as ours, and generate in our executives a strategic long-term interest in our performance. As discussed below, the 2014 Stock Plan will allow for the continued use of stock-based compensation and will permit us significant flexibility in determining the types and specific terms of awards made to participants. This flexibility will allow us to make future awards based on the then-current objectives for aligning compensation with stockholder value.

A copy of the 2014 Stock Plan is attached as Appendix B to this proxy statement. The following summary of the material terms of the 2014 Stock Plan is qualified in its entirety by reference to the full text of the 2014 Stock Plan.

Administration

The Compensation Committee or the Board administers the 2014 Stock Plan and has full power and authority to determine when and to whom awards will be granted, and the type, amount and other terms and conditions of each award, consistent with the provisions of the 2014 Stock Plan. Subject to the provisions of the 2014 Stock Plan, the Compensation Committee or the Board may amend the terms of, or accelerate the exercisability of, an outstanding award. The Compensation Committee or the Board has authority to interpret the 2014 Stock Plan and establish rules and regulations for the administration of the 2014 Stock Plan.

The Compensation Committee may delegate its powers under the 2014 Stock Plan to one or more officers, except that such delegated officers will not be permitted to grant awards to any members of the Board or executive officers who are subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

Under the 2014 Stock Plan, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, and the Board currently anticipates administering the plan pursuant to this option for the foreseeable future, with the Committee advising the Board regarding the administration of the 2014 Stock Plan.

Eligibility

Any employee, officer, non-employee director, consultant, independent contractor or advisor providing services to Profire Energy, Inc. or an affiliate, or any person to whom an offer of employment has been made, and who is selected by the Compensation Committee or the Board to participate, is eligible to receive an award under the 2014 Stock Plan. As of August 15, 2014, approximately 108 persons were eligible as a class to be selected by the Compensation Committee or the Board to receive awards under the 2014 Stock Plan.

Shares Available for Awards

The aggregate number of shares that may be issued under all stock-based awards made under the 2014 Stock Plan will be (i) the sum of 4,000,000, (ii) 812,100 (the remaining shares available for future awards under the 2010 Equity Incentive Plan as of August 7, 2014) and (ii) any shares subject to any outstanding award under the 2010 Equity Incentive Plan that, after August 7, 2014, are not purchased, are forfeited or are reacquired by the Company due to termination or cancellation of such award.  In addition, for stock options and stock appreciation rights (“SARs”), the aggregate number of shares with respect to which such awards are exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the 2014 Stock Plan. If awards under the 2014 Stock Plan or, after August 7, 2014, awards under the 2010 Equity Incentive Plan, expire or otherwise terminate without being exercised, the shares of common stock not acquired pursuant to such awards again become available for issuance under the 2014 Stock Plan. However, under the following circumstances, shares will not again be available for issuance under the 2014 Stock Plan: (i) shares unissued due to a “net exercise” of a stock option, (ii) any shares withheld or shares tendered to satisfy tax withholding obligations with respect to a stock option or SAR, (iii) shares covered by a SAR that is not settled in shares upon exercise and (iv) shares repurchased using stock option exercise proceeds.  In addition, awards that do not entitle the recipient to receive or purchase shares shall not be counted against the number of shares available for issuance under the 2014 Stock Plan.

Certain awards under the 2014 Stock Plan are subject to limitations. No person may be granted awards under the 2014 Stock Plan for more than 250,000 shares of our common stock in any calendar year.  The maximum amount payable to a participant within any taxable year under all performance awards denominated in cash may not exceed $1,000,000.  Non-employee directors may not be granted awards in any calendar year of more than 100,000 shares.

The Compensation Committee or the Board will adjust (i) the number of shares available under the 2014 Stock Plan, (ii) the number of shares subject to outstanding awards and (iii) the share limits described above in the case of a stock dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-off, repurchase or exchange of shares, or other similar corporate transaction where such an adjustment is necessary to prevent dilution or enlargement of the benefits available under the 2014 Stock Plan. Any adjustment determination made by the Compensation Committee or the Board shall be final, binding and conclusive.

Dilution Discussion

In setting the amount of shares authorized under the 2014 Stock Plan for which stockholder approval is being sought, the Compensation Committee and the Board considered, among other factors, the historical amounts of equity awards granted by the Company, and the potential future grants over the next several years. The Committee and the Board also consider recommendations by the CEO for the other named executive officers. Neither the Committee nor the Board has authorized specific grants of awards to be made under the 2014 Stock Plan, subject to stockholder approval. However, the Compensation Committee and the Board believe that the shares being requested should be sufficient for awards under the 2014 Stock Plan for approximately the next three years.

To reduce the dilutive impact of our equity award grants on our stockholders’ interests, we actively administer our equity grant program to make use of our resources as effective as possible.  Equity awards are generally limited to (1) those positions deemed critical to our future success, (2) individuals whose personal performance makes them highly valuable to us, and (3) essential new hires.

Type of Awards and Terms and Conditions

The 2014 Stock Plan provides that the Compensation Committee or the Board may grant awards to eligible participants in any of the following forms, subject to such terms, conditions and provisions as the Compensation Committee or the Board may determine to be necessary or desirable:

•	stock options, including both incentive stock options (“ISOs”) and non-qualified stock options (together with ISOs, “options”);

•	stock appreciation rights;

•	restricted stock;

•	restricted stock units;

•	performance awards; and

•	dividend equivalents.

Options and SARs

The holder of an option is entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee or the Board. The holder of a SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date) of a specified number of shares of our common stock over the grant price of the SAR.

Exercise Price. The Compensation Committee or the Board has the discretion to determine the exercise price and other terms of options and SARs, except that the exercise price will in no event be less than 100% of the fair market value per share of our common stock underlying the award on the date of grant, unless such option or SAR is granted in substitution for an option or SAR previously granted by a merged or acquired entity. Without the approval of stockholders, we will not amend or replace previously granted options or SARs in a transaction that constitutes a “repricing” as discussed in the 2014 Stock Plan.

Vesting. The Compensation Committee or the Board has the discretion to determine when and under what circumstances an option or SAR will vest.

Exercise. The Compensation Committee or the Board has the discretion to determine the method or methods by which an option or SAR may be exercised, which methods may include a net exercise. The Compensation Committee and the Board are not authorized under the 2014 Stock Plan to accept a promissory note as consideration. Unless the award agreement associated with an Option provides otherwise, if on the last day of the term of an Option, the fair market value of one share of common stock is greater than the option exercise price and the Option is exercisable but has not been exercised, the Option shall be deemed to have been exercised on such day with payment made by withholding shares of common stock otherwise issuable in connection with the exercise of the Option.

Expiration. Options and SARs will expire at such time as the Compensation Committee or the Board determines; provided, however, that no option or SAR may be exercised more than ten years from the date of grant, except that, in the case of an ISO held by a 10% stockholder, the option may not be exercised more than five years from the date of grant.

Special Limitations on ISOs. In the case of a grant of an option intended to qualify as an ISO, no such option may be granted to a participant who owns, at the time of the grant, stock representing more than 10% of the total combined voting power of all classes of our stock or our subsidiaries unless the exercise price per share of our common stock subject to such ISO is at least 110% of the fair market value per share of our common stock on the date of grant, and such ISO award is not exercisable more than five years after its date of grant. In addition, options designated as ISOs shall not be eligible for treatment under the Internal Revenue Code as ISOs to the extent that either: (i) the aggregate fair market value of shares of common stock (determined as of the time of grant) with respect to which such ISOs are exercisable for the first time by the participant during any calendar year exceeds $100,000 or (ii) such ISOs otherwise remain exercisable but are not exercised within three months after termination of employment (or such other period of time provided in Section 422 of the Internal Revenue Code).

Restricted Stock and Restricted Stock Units

The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee or the Board for a specified time period determined by the Compensation Committee or the Board. The holder of restricted stock units will have the right, subject to restrictions imposed by the Compensation Committee or the Board, to receive shares of our common stock at some future date determined by the Compensation Committee or the Board. The grant, issuance, retention, vesting and/or settlement of restricted stock and restricted stock units will occur at such times and in such installments as determined by the Compensation Committee or the Board. The Compensation Committee or the Board will have the right to make the timing of the grant and/or the issuance, ability to retain, vesting and/or settlement of restricted stock and restricted stock units subject to continued employment, passage of time and/or such performance conditions as are deemed appropriate by the Compensation Committee or the Board.  Unless otherwise specified by the Compensation Committee or the Board, upon a participant ceasing to provide service as an employee or a non-employee director, all unvested shares of restricted stock and restricted stock units shall be forfeited and reacquired by us.

Dividend Equivalents

The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our stockholders, with respect to the number of shares determined by the Compensation Committee or the Board. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee or the Board, but neither the Compensation Committee nor the Board may (i) grant dividend equivalents in connection with options or SARs or (ii) pay a dividend equivalent with respect to an award prior to the date on which all performance-based conditions or restrictions on such award have been satisfied, waived or lapsed.

Performance Awards

Option and SAR awards under the 2014 Stock Plan qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Section 162(m)”). In addition, the Compensation Committee or the Board may grant performance awards denominated or payable in cash, shares (including restricted stock and restricted stock unit awards),  other securities, other awards or other property under the 2014 Stock Plan that are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) (“performance awards”). A performance award will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee or the Board in compliance with Section 162(m). The Compensation Committee or the Board must determine the length of the performance period, establish the performance goals for the performance period, and determine the amounts of the performance awards for each participant no later than 90 days after the beginning of each performance period according to the requirements of Section 162(m).

Performance goals must be based solely on one or more of the following, either individually, alternatively or in any combination, applied on a corporate, subsidiary, business unit, channel, merchandise category or line of business basis: economic value added (EVA); sales or revenue; costs or expenses; net profit after tax; gross profit; income; cash flow; earnings; earnings per share (EPS); earnings per share from continuing from continuing operations; returns; margins; ratios; budget comparisons; unit volume; stock price; stockholders’ equity; net working capital; value creation; market share; market capitalization; debt levels and debt reduction; capital expenditures; workforce satisfaction and diversity goals; employee retention; production metrics; user satisfaction; billings; bookings; development; implementation or completion of key projects; or strategic plan development and implementation. Such goals may reflect absolute results of individual performance or that of the Company or a subsidiary, division, business segment or business unit performance.  When establishing performance criteria, the Compensation Committee or the Board may allow the exclusion of charges related to an event or occurrence that the Compensation Committee or the Board determines should properly be excluded.

Under the 2014 Stock Plan, the Compensation Committee or the Board is required to certify that the applicable performance goals have been met prior to payment of any performance awards to participants.

Duration, Termination and Amendment

The 2014 Stock Plan has a term of ten years expiring on August 7, 2024, unless terminated earlier by the Board. The Board may at any time and from time to time and in any respect amend or modify the 2014 Stock Plan. The Board shall require the approval of any amendment or modification of the 2014 Stock Plan that would:  (i) be required under the listing requirements of The NASDAQ Stock Market or another exchange or securities market on which our shares are then listed for trading, (ii) increase the number of shares authorized under the 2014 Stock Plan, (iii) increase the annual participant share limits or annual cash award limits, (iv) permit a repricing of options or SARs, (v) permit the award of options or SARs with an exercise price less than 100% of the fair market value of a share on the date of grant, or (vi) increase the maximum term of options or SARs. No amendment or modification of the 2014 Stock Plan may be made that would adversely affect any outstanding award without the consent of the participant or the current holder of the award.

Effect of Corporate Transaction

Awards under the 2014 Stock Plan are generally subject to special provisions upon the occurrence of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares, or any other similar corporate transaction with respect to us. In the event of such a corporate transaction, the Compensation Committee or the Board may provide for one or more of the following to occur upon the occurrence of the event (or immediately prior to such event, provided the event is consummated):

•
termination of any award, whether vested or not, in exchange for an amount of cash and/or other property equal to the amount that would have been received upon exercise of the award or the realization of the participant’s rights under the award. Awards may be terminated without payment if the Compensation Committee or the Board determines that no amount is realizable under the award as of the time of the transaction;

•	replacement of any award with other rights or property selected by the Compensation Committee or the Board;

•	the assumption of any award by the successor entity (or its parent or subsidiary) or the arrangement for the substitution for similar awards covering the stock of such successor entity;

•	acceleration of the exercisability or vesting of any award, notwithstanding the language in the participant’s award agreement; or

•	require that the award cannot vest, be exercised or become payable until after a future date, which may be the effective date of the corporate transaction.

Clawback or Recoupment

All awards under the 2014 Stock Plan will be subject to forfeiture or other penalties pursuant to any clawback policy we may adopt or amend from time to time, as determined by the Compensation Committee or the Board.

Income Tax Withholding

In order to comply with all applicable income tax laws and regulations, we may take appropriate action to ensure that all applicable taxes, which are the sole responsibility of the participant, are withheld or collected.  The Compensation Committee or the Board may allow the participant to satisfy any tax obligation by (a) electing to have a portion of the shares withheld that otherwise would be delivered upon exercise, receipt or the lapse of restrictions with respect to the award, or (b) electing to deliver to us shares of Profire Energy, Inc. other than shares received pursuant to the award with a fair market value equal to the amount of the tax obligation.  Any election, if allowed, must be made on or before the date that the amount of tax to be withheld is determined.

Limited Transferability of Awards

Except as otherwise provided by the Compensation Committee or the Board, no award or other right or interest of a participant under the 2014 Stock Plan (other than fully vested and unrestricted shares issued pursuant to an award) shall be transferable by a participant other than by will or by the laws of descent and distribution, and no right or award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance shall be void and unenforceable. If a transfer is allowed by the Compensation Committee or the Board (other than for fully vested and unrestricted shares), the transfer will be for no value and shall comply with the Form S-8 rules. The Compensation Committee or the Board may establish procedures to allow a named beneficiary to exercise the rights of the participant and receive any property distributable with respect to any award upon the participant’s death.

Federal Income Tax Consequences

Grant of Options and SARs

The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.

Exercise of Options and SARs

Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise), and we will not be entitled to an income tax deduction. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.

Disposition of Shares Acquired Upon Exercise of Options and SARs

The tax consequence upon a disposition of shares acquired through the exercise of an option or SAR will depend on how long the shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under an option or SAR, except that we may be entitled to an income tax deduction in the case of the disposition of shares acquired under an ISO before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.

Awards Other than Options and SARs

If an award is payable in shares of our common stock that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the shares received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the shares by the holder of the award. We will generally be entitled at that time to an income tax deduction for the same amount. As to awards other than options and SARs granted under the 2014 Stock Plan that are payable either in cash or shares of our common stock not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount, subject to the rules of Section 162(m).

Income Tax Deduction

Subject to the tax rules requiring that compensation be reasonable in order to be deductible, our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and certain other performance awards paid under the 2014 Stock Plan are “qualified performance-based compensation” within the meaning of Section 162(m), we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the 2014 Stock Plan. However, nothing in the 2014 Stock Plan prevents the Compensation Committee or the Board from making awards that do not qualify for tax deductibility under Section 162(m).

Special Rules for Executive Officers Subject to Section 16 of the Exchange Act

Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period.

Section 409A of the Internal Revenue Code

The Compensation Committee and the Board intend to administer and interpret the 2014 Stock Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.

New Plan Benefits

No awards have yet been granted under the 2014 Stock Plan, as it will only take effect upon stockholder approval at the 2014 Annual Meeting. The number and types of awards that will be granted under the 2014 Stock Plan in the future are not determinable, as the Compensation Committee or the Board will make these determinations in their sole discretion. Although we cannot predict the number and types of awards that will be granted in the future, our non-employee directors historically received a stock-option grant of 100,000 shares at the commencement of their service and similar grants may be given in the future.

Securities Authorized for Issuance under Existing Equity Compensation Plans

The following table provides information as of March 31, 2014 about our common stock that may be issued upon exercise of options and other rights under all of our existing equity compensation plans:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a)) (c)

Equity compensation plans approved by security holders	2,903,715	$1.319	997,000
Equity compensation plans not approved by security holders	-0-	n/a	-0-
Total	2,903,715	$1.319	997,000

Market Value

The closing price of our common stock on The NASDAQ Stock Market on August 15, 2014 was $4.12 per share.

Vote Required

The proposal to approve the 2014 Equity Incentive Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends that stockholders vote “FOR” the approval of the 2014 Equity Incentive Plan.

PROPOSAL THREE

SAY-ON-PAY—AN ADVISORY VOTE TO APPROVE
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules. This proposal, commonly known as a “Say-on-Pay” proposal, gives you, as a stockholder, the opportunity to express your views on our named executive officers’ compensation. Your vote is not intended to address any specific item of our compensation program, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement.

As described in more detail above under “Compensation of Directors and Executive Officers” our executive compensation programs are designed to attract, retain and motivate talented executives, reward performance, and link the interest of the Company’s senior executives to the interests of the Company’s stockholders. The Board oversees our executive compensation, including the compensation of our named executive officers.

We review our compensation plans and programs on an ongoing basis and periodically make adjustments taking into account competitive conditions and other factors. Please read “Compensation of Directors and Executive Officers” beginning on page 11 for additional details about our executive compensation programs, including information about the fiscal year 2014 compensation of our named executive officers.

We are asking our stockholders to support our named executive officer compensation as described in this proxy statement. Accordingly, we ask you to vote “FOR” the following resolution at our Annual Meeting:

“RESOLVED, that the  compensation paid to the named executive officers of Profire Energy, Inc., as disclosed in the Profire Energy, Inc. proxy statement for the Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, is hereby APPROVED.”

This vote on the named executive officer compensation is advisory, and therefore will not be binding on the Company and will not affect, limit or augment any existing compensation or awards. However, we value our stockholders’ opinions and the board of directors will take into account the outcome of the vote when considering future compensation arrangements.

Vote Sought

The proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement will be approved if the number of votes cast in favor of the proposal exceed the number of votes cast in opposition of the proposal.

The Board recommends that stockholders vote “FOR” the approval of this proposal.

PROPOSAL FOUR

RATIFICATION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Sadler, Gibb & Associates, LLC, Certified Public Accountants (“SGA”) as the Company’s independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending March 31, 2015 and recommends that the stockholders vote to ratify such selection.  Stockholder ratification of such selection is not required by our Bylaws or other applicable legal requirement. However, our Board is submitting the selection of SGA to stockholders for ratification as a matter of good corporate practice.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection.  Even if the selection is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if our Audit Committee believes that such a change would be in our and our stockholders’ best interests.  SGA conducted our most recent audit of our financial statements for the fiscal year ended March 31, 2014.

During each of our last two fiscal years we were billed the following fees for professional services rendered by SGA:

	Fiscal 2014	Fiscal 2013

Audit	$53,750	$45,000
Audit related	-0-	-0-
Tax	-0-	-0-
All other	-0-	-0-
Total	$53,750	$45,000

Audit Fees.  Audit fees were for professional services rendered in connection with the audit of our annual financial statements included in our annual reports on Form 10-K, review of financial statements included in our quarterly reports on Form 10-Q and for services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings or engagements.

Audit Committee Pre-Approval Policies and Procedures.  Prior to the second quarter of fiscal year 2014, we did not have a standing audit committee and, as a result, our Board considered and pre-approved any audit and non-audit services to be performed by our independent registered public accounting firm at its regularly scheduled and special meetings.  During the second quarter of fiscal year 2014 we established our Audit Committee and subsequent to that time, our Audit Committee has considered and pre-approved such audit and non-audit services to be performed by our independent registered public accounting firm.  In our Audit Committee’s charter, the Board has delegated authority for pre-approving audit or permissible non-audit services performed by our independent auditors.

The Audit Committee has determined that the services provided by the Company’s independent registered public accounting firms described above are compatible with maintaining independence as our independent registered public accounting firm.

A representative of SGA will be present at the Annual Meeting.  He or she will be given an opportunity to make a statement if he or she desires and will be available to respond to appropriate questions.

Vote Sought

The proposal to ratify the appointment of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the year ended March 31, 2015 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition of the proposal.

The Board recommends a vote “FOR” ratification of the selection of Sadler, Gibb & Associates, LLC, as our independent registered public accounting firm for the fiscal year ending March 31, 2015.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINEES FOR NEXT ANNUAL MEETING

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals, including stockholder nominations to the Board of Directors, may be eligible for inclusion in the proxy statement for our 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”). These stockholder proposals, along with proof of ownership of our stock in accordance with Rule 14a-8(b)(2), must be received by us not later than April 22, 2015, which is 120 calendar days prior to the anniversary date of the mailing of this proxy statement. Stockholders are also advised to review our Bylaws which contain additional advance notice requirements, including requirements with respect to advance notice of stockholder proposals (other than non-binding proposals presented under Rule 14a-8) and director nominations.

Our Bylaws provide that, except in the case of proposals made in accordance with Rule 14a-8, for stockholder nominations to the Board of Directors or other proposals to be considered at an annual meeting of stockholders, the stockholder must have given timely notice thereof in writing to us not less than 60 nor more than 90 calendar days prior to the anniversary date of the preceding year’s annual meeting. To be timely for the 2015 Annual Meeting of Stockholders, a stockholder’s notice must be delivered or mailed to and received by us between June 20, 2015 and July 20, 2015. However, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 10 day following the day on which public announcement of the date of such meeting is first made.

Stockholder proposals should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Commission, the laws of the State of Nevada and our Bylaws.  Stockholder proposals may be mailed to the Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

INFORMATION TO BE FURNISHED TO SECURITYHOLDERS

Our annual report on Form 10-K for our fiscal year ended March 31, 2014, as well as our other SEC filings, are available without charge.  If you would like to request copies of any documents, requests should be sent in writing to Profire Energy, Inc., ATTN Corporate Secretary, 321 South 1250 West, Suite 1, Lindon, Utah 84042.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.  This practice, known as “householding,” is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement from each company whose stock is held in such accounts.  Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report have been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials.  You may send your request by mail to: Profire Energy, Inc., 321 South 1250 West, Suite 1, Lindon, Utah 84042 or by telephone at (801) 796-5127.  If you currently receive multiple copies of our proxy materials and would like to participate in householding, please contact our Corporate Secretary at the address or phone number described above.

OTHER MATTERS

We know of no other matters that are to be presented for action at the Annual Meeting other than those set forth above.  If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold.  Therefore, you are urged to execute and return the accompanying proxy in the enclosed envelope at your earliest convenience.

By order of the board of directors,

August ___, 2014	/s/ Brenton W. Hatch
Brenton W. Hatch
Chief Executive Officer

STOCKHOLDERS ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED, SELF-ADDRESSED ENVELOPE.   NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A
Form of Proxy

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders –  September 18, 2014

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY
MATERIALS FOR PROFIRE ENERGY, INC. ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 18, 2014:

The Notice of Annual Meeting, the Proxy Statement, our Annual Report on Form 10-K for the year ended March 31, 2014 and the proxy card are available via the Internet at:
https://materials.proxyvote.com/74316x.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brenton W. Hatch and Andrew W. Limpert, severally, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of PROFIRE ENERGY, INC., of record in the name of the undersigned at the close of business on August 15, 2014, which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company and at any and all adjournments thereof, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting and Proxy Statement dated August 20, 2014, receipt of which is acknowledged.

This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 and 4, and grants discretionary authority as to any and all other matters that may properly come before the meeting.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

(Please See Reverse Side)

A-1

Proxy – Profire Energy, Inc.
Annual Meeting of Stockholders – SEPTEMBER 18, 2014

[Name and address of stockholder]
		Mark this box with an X if you have made changes to your name or address details above.

The Board of Directors recommends a vote FOR items 1, 2, 3 and 4 .

1.	Election of Directors
	For	Withhold		For	Withhold

Brenton W. Hatch			Andrew W. Limpert		
Harold Albert			Daren J. Shaw		
Ronald R. Spoehel			Arlen B. Crouch		
Stephen E. Pirnat		

(Write in name of other nominee)

2.	Approve and ratify the Profire Energy, Inc. 2014 Equity Incentive Plan.	For	Against	Abstain

3.	Approve, on advisory basis, Executive Compensation.	For	Against	Abstain

4.	Ratify the selection of Sadler, Gibb & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2015.	For	Against	Abstain

5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any and all adjournments thereof.	Yes	No

Authorized Signatures – Sign Here – This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box	.	Date (mm/dd/yyyy)
[ ]	[ ]		[ / / ]

A-2

Appendix B
PROFIRE ENERGY, INC.

2014 EQUITY INCENTIVE PLAN

Section 1.  Purpose

The purpose of the Plan is to promote the interests of the Company and its stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non-employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock or cash-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

Section 2. Definitions

As used in the Plan, the following terms shall have the meanings set forth below:

(a) “Affiliate” shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company.

(b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Performance Award or Dividend Equivalent granted under the Plan.

(c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan (including a document in an electronic medium) executed in accordance with the requirements of Section 9(b).

(d) “Board” shall mean the Board of Directors of the Company.

(e) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(f) “Committee” shall mean the Compensation Committee of the Board or such other committee designated by the Board to administer the Plan.  The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3, and each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and an “outside director” within the meaning of Section 162(m).

(g) “Company” shall mean Profire Energy, Inc., a Nevada corporation, and any successor corporation.

(h)  “Director” shall mean a member of the Board.

(i) “Dividend Equivalent” shall mean any right granted under Section 6(e) of the Plan.

(j) “Eligible Person” shall mean any employee, officer, non-employee Director, consultant, independent contractor or advisor providing services to the Company or any Affiliate, or any such person to whom an offer of employment or engagement with the Company or any Affiliate is extended.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” with respect to one Share as of any date shall mean (a) if the Share is listed on any established stock exchange, the price of one Share at the close of the regular trading session of such market or exchange on such date, as reported by The Wall Street Journal or a comparable reporting service, or, if no sale of Shares shall have occurred on such date, on the preceding date on which there was a sale of Shares; (b) if the Shares are not so listed on any established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes for a Share; or (c) if the Shares are not publicly traded as of such date, the per share value of a Share, as determined by the Board, or any duly authorized Committee of the Board, in its sole discretion, by applying principles of valuation with respect thereto.

(m)  “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(n)  “Non-Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

(o) “Option” shall mean an Incentive Stock Option or a Non-Qualified Stock Option to purchase shares of the Company.

(p) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

(q) “Performance Award” shall mean any right granted under Section 6(d) of the Plan.

(r) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit or line of business basis:

•	economic value added (EVA);
•	sales or revenue;
•	costs or expenses;
•	net profit after tax;
•	gross profit;

•	income (including without limitation operating income, pre-tax income and income attributable to the Company);
•	cash flow (including without limitation free cash flow and cash flow from operating, investing or financing activities or any combination thereof);
•
earnings (including without limitation earnings before or after taxes, earnings before interest and taxes (EBIT), earnings before interest, taxes, depreciation and amortization (EBITDA) and earnings (whether before or after taxes), EBIT or EBITDA as a percentage of net sales;

•	earnings per share (EPS) (basic or diluted);
•	earnings per share from continuing operations;
•
returns (including one or more of return on actual or pro forma assets, net assets, equity, investment, revenue, sales, capital and net capital employed, total stockholder return (TSR) and total business return (TBR));

•	margins (including one or more of gross, operating and net income margin);
•	ratios (including one or more of price-to-earnings, debt-to-assets, debt-to-net assets and ratios regarding liquidity, solvency, fiscal capacity, productivity or risk);
•	budget comparisons;
•	unit volume;
•	stock price;
•	stockholders’ equity;
•	net working capital;
•	value creation;
•	market share;
•	market capitalization;
•	debt levels and debt reduction;
•	capital expenditures
•	workforce satisfaction and diversity goals;
•	employee retention;
•	production metrics;
•	user satisfaction;
•	billings;
•	bookings;
•	development;
•	implementation or completion of key projects;
•	strategic plan development and implementation.

Each such Performance Goal may be based (i) solely by reference to absolute results of individual performance or organizational performance at various levels (e.g., the Company’s performance or the performance of a subsidiary, division, business segment or business unit of the Company) or (ii) upon organizational performance relative to the comparable performance of other companies selected by the Committee.  To the extent consistent with Section 162(m), the Committee may, when it establishes performance criteria, also provide for the exclusion of charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (X) asset-write downs, litigation or claim judgments or settlements, reorganizations, the impact of acquisitions and divestitures, restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (Y) foreign exchange gains and losses or an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (Z) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles (or other accounting principles which may then be in effect).  To the extent that Section 162(m) or applicable tax and/or securities laws change to permit Committee discretion to alter the governing performance measures without disclosing to stockholders and obtaining stockholder approval of such changes and without thereby exposing the Company to potentially adverse tax or other legal consequences, the Committee shall have the sole discretion to make such changes without obtaining stockholder approval.

(s) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

(t) “Plan” shall mean the Profire Energy, Inc. 2014 Equity Incentive Plan, as amended from time to time.

(u)  “Prior Stock Plan” shall mean the Profire Energy, Inc. 2010 Equity Incentive Plan, as amended from time to time.

(v) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.

(w) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

(x) “Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation.

(y) “Section 162(m)” shall mean Section 162(m) of the Code, or any successor provision, and the applicable Treasury Regulations promulgated thereunder.

(z) “Section 409A” shall mean Section 409A of the Code, or any successor provision, and applicable Treasury Regulations and other applicable guidance thereunder.

(aa) “Securities Act” shall mean the Securities Act of 1933, as amended.

(bb) “Share” or “Shares” shall mean the common stock of the Company (or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan).

(cc) “Specified Employee” shall mean a specified employee as defined in Section 409A(a)(2)(B) of the Code or applicable proposed or final regulations under Section 409A, determined in accordance with procedures established by the Company and applied uniformly with respect to all plans maintained by the Company that are subject to Section 409A.

(dd) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration

(a) Power and Authority of the Committee

The Plan shall be administered by the Committee.  Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to:  (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement, including any terms relating to the forfeiture of any Award and the forfeiture, recapture or disgorgement of any cash, Shares or other amounts payable with respect to any Award; (v) amend the terms and conditions of any Award or Award Agreement, subject to the limitations under Section 7; (vi) accelerate the exercisability of any Award or the lapse of any restrictions relating to any Award, subject to the limitations in Section 7, (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property (excluding promissory notes), or canceled, forfeited or suspended, subject to the limitations in Section 7; (viii) determine whether, to what extent and under what circumstances amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee, subject to the requirements of Section 409A; (ix)  interpret and administer the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan; and (xii) adopt such modifications, rules, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of non-U.S. jurisdictions in which the Company or an Affiliate may operate, including, without limitation, establishing any special rules for Affiliates, Eligible Persons or Participants located in any particular country, in order to meet the objectives of the Plan and to ensure the viability of the intended benefits of Awards granted to Participants located in such non-United States jurisdictions.  Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.

(b) Delegation

The Committee shall have the right, from time to time, to delegate to one or more officers of the Company the authority of the Committee to grant and determine the terms and conditions of Awards granted under the Plan, subject to the requirements of applicable law and such other limitations under applicable exchange rules. In no event shall any such delegation of authority be permitted with respect to Awards to any members of the Board or to any Eligible Person who is subject to Rule 16b-3 under the Exchange Act or Section 162(m). The Committee shall also be permitted to delegate, to any appropriate officer or employee of the Company, responsibility for performing certain ministerial functions under the Plan. In the event that the Committee’s authority is delegated to officers or employees in accordance with the foregoing, all provisions of the Plan relating to the Committee shall be interpreted in a manner consistent with the foregoing by treating any such reference as a reference to such officer or employee for such purpose. Any action undertaken in accordance with the Committee’s delegation of authority hereunder shall have the same force and effect as if such action were undertaken directly by the Committee and shall be deemed for all purposes of the Plan to have been taken by the Committee.

(c) Power and Authority of the Board

Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan.

(d) Indemnification.  To the full extent permitted by law, (i) no member of the Board, the Committee or any person to whom the Committee delegates authority under the Plan shall be liable for any action or determination taken or made in good faith with respect to the Plan or any Award made under the Plan, and (ii) the members of the Board, the Committee and each person to whom the Committee delegates authority under the Plan shall be entitled to indemnification by the Company with regard to such actions and determinations.  The provisions of this paragraph shall be in addition to such other rights of indemnification as a member of the Board, the Committee or any other person may have by virtue of such person’s position with the Company.

Section 4. Shares Available for Awards

(a) Shares Available

Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be the sum of (i) 4,000,000 (the authorized net increase of Shares in connection with the adoption of the Plan), (ii) 812,100 (the remaining Shares available for future awards under the Prior Stock Plan as of August 7, 2014), and (iii) any Shares subject to any outstanding award under the Prior Stock Plan that, after August 7, 2014, are not purchased or are forfeited or reacquired by the Company, or otherwise not delivered to the Participant due to termination or cancellation of such award.  The aggregate number of Shares that may be issued under all Awards under the Plan shall be reduced by Shares subject to awards issued under the Plan (or issued under the Prior Stock Plan after August 7, 2014, if any) in accordance with the share counting rules described in Section 4(b) below.  On and after stockholder approval of this Plan, no awards shall be granted under the Prior Stock Plan, and all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Stock Plan.

(b) Counting Shares

For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan.  For purposes of determining the number of Shares covered on the date of grant by an Option or a Stock Appreciation Right, the aggregate number of Shares with respect to which the Option or Stock Appreciation Right is to be exercised shall be counted against the number of Shares available for Awards under the Plan (without regard to the number of actual Shares issued upon exercise or settlement). If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock and Restricted Stock Units, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan.  Notwithstanding anything to the contrary in this Section 4, the following Shares will not again become available for issuance under the Plan: (i) any Shares which would have been issued upon any exercise of an Option but for the fact that the exercise price was paid by a “net exercise” pursuant to Section 6(a)(iii)(B) or any Shares tendered in payment of the exercise price of an Option; (ii) any Shares withheld by the Company or Shares tendered to satisfy any tax withholding obligation with respect to an Option or Stock Appreciation Right; (iii) Shares covered by a Stock Appreciation Right issued under the Plan that are not issued in connection with settlement in Shares upon exercise; or (iv) Shares that are repurchased by the Company using Option exercise proceeds.

(c) Adjustments

In the event that any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award and (iv) the limitations contained in Section 4(d) below; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.  Such adjustment shall be made by the Committee or the Board, whose determination in that respect shall be final, binding and conclusive.

(d) Award Limitations Under the Plan.

(i)
Section 162(m) Limitation for Options, SARs and Performance Awards Denominated in Shares.  No Eligible Person may be granted any Options, Stock Appreciation Rights or Performance Awards denominated in Shares, for more than 250,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan), in the aggregate in any calendar year.

(ii)
Section 162(m) Limitation for Performance Awards Denominated in Cash.  The maximum amount payable pursuant to all Performance Awards denominated in cash to any Participant in the aggregate in any taxable year shall be $1,000,000 in value, whether payable in cash, Shares or other property. This limitation contained in this Section 4(d)(ii) does not apply to any Award or Awards subject to the limitation contained in Section 4(d)(i). The limitation contained in this Section 4(d)(ii) shall apply only with respect to any Award or Awards granted under this Plan, and limitations on awards granted under any other stockholder-approved incentive plan maintained by the Company will be governed solely by the terms of such other plan.

(iii)
Limit on Awards to Non-Employee Directors.  Directors who are not also employees of the Company or an Affiliate may not be granted Awards in in any calendar year of more than 100,000 Shares, subject to adjustment as provided in Section 4(c) of the Plan.  The foregoing limit shall not apply to any Award made pursuant to any election by the Director to receive an Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

Section 5. Eligibility

Any Eligible Person shall be eligible to be designated as a Participant.  In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant.  Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full-time or part-time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.

Section 6. Awards

(a) Options

The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Exercise Price.  The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a purchase price below Fair Market Value on the date of grant if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

(ii)
Option Term.  The term of each Option shall be fixed by the Committee at the time but shall not be longer than 10 years from the date of grant.  Notwithstanding the foregoing, the Committee may provide in the terms of an Option (either at grant or by subsequent modification) that, to the extent consistent with Section 409A, in the event that on the last business day of the term of an Option (other than an Incentive Stock Option) (i) the exercise of the Option is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the “black-out period” of a Company policy or a “lock-up” agreement undertaken in connection with an issuance of securities by the Company, the term of the Option shall be extended for a period of not more than thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

(iii)
Time and Method of Exercise.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms, including, but not limited to, cash, Shares (actually or by attestation), other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price, in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

(A)	Promissory Notes. Notwithstanding the foregoing, the Committee may not accept a promissory note as consideration.

(B)
Net Exercises.  The Committee may, in its discretion, permit an Option to be exercised by delivering to the Participant a number of Shares having an aggregate Fair Market Value (determined as of the date of exercise) equal to the excess, if positive, of the Fair Market Value of the Shares underlying the Option being exercised on the date of exercise, over the exercise price of the Option for such Shares.

(iv)
Incentive Stock Options.  Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options:

(A)	The aggregate number of Shares that may be issued under all Incentive Stock Options under the Plan shall be 4,000,000.

(B)
The Committee will not grant Incentive Stock Options in which the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under this Plan and all other plans of the Company and its Affiliates) shall exceed $100,000.

(C)
All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders of the Company.

(D)
Unless sooner exercised, all Incentive Stock Options shall expire and no longer be exercisable no later than 10 years after the date of grant; provided, however, that in the case of a grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, such Incentive Stock Option shall expire and no longer be exercisable no later than five years from the date of grant.

(E)
The purchase price per Share for an Incentive Stock Option shall be not less than 100% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option; provided, however, that, in the case of the grant of an Incentive Stock Option to a Participant who, at the time such Option is granted, owns (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, the purchase price per Share purchasable under an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the date of grant of the Incentive Stock Option.

(F)
Any Incentive Stock Option authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the Option as an Incentive Stock Option.

(v)
Automatic Exercise of Options.  Notwithstanding the foregoing, unless otherwise set forth in an Award Agreement, if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option exercise price per Option and the Option is exercisable but has not been exercised, the Option shall be deemed to have been exercised to the extent it was exercisable on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

(b) Stock Appreciation Rights

The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement.  A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a grant price below Fair Market Value on the date of grant if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate.  Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee (except that the term of each Stock Appreciation Right shall be subject to the term limitation in Section 6(a)(ii) and the automatic exercise provisions in Section 6(a)(v) applicable to Options).  The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

(c) Restricted Stock and Restricted Stock Units

The Committee is hereby authorized to grant an Award of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

(i)
Restrictions.  Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.  Notwithstanding the foregoing, rights to dividend or Dividend Equivalent payments shall be subject to the limitations described in Section 6(e).

(ii)
Issuance and Delivery of Shares.  Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company or held in nominee name by the stock transfer agent or brokerage service selected by the Company to provide such services for the Plan.  Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.  Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered (including by updating the book-entry registration) to the Participant promptly after the applicable restrictions lapse or are waived.  In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted.  Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.

(iii)
Forfeiture.  Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by such Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.

(d) Performance Awards

The Committee is hereby authorized to grant to Eligible Persons Performance Awards that are intended to be “qualified performance-based compensation” within the meaning of Section 162(m).  A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish.  Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee.  Performance Awards shall be conditioned solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and shall otherwise comply with the requirements of Section 162(m), as described below.

(i)
Timing of Designations; Duration of Performance Periods.  For each Performance Award, the Committee shall, not later than 90 days after the beginning of each performance period, (i) designate all Participants for such performance period and (ii) establish the objective performance factors for each Participant for that performance period on the basis of one or more of the Performance Goals, the outcome of which is substantially uncertain at the time the Committee actually establishes the Performance Goal.  The Committee shall have sole discretion to determine the applicable performance period, provided that in the case of a performance period less than 12 months, in no event shall a performance goal be considered to be pre-established if it is established after 25 percent of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed.  To the extent required under Section 162(m), the terms of the objective performance factors must preclude discretion to increase an amount paid in connection with an Award, but may permit discretion to reduce such amount.

(ii)
Certification.  Following the close of each performance period and prior to payment of any amount to a Participant with respect to a Performance Award, the Committee shall certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that performance period are to be based.

(e) Dividend Equivalents

The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee.  Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.  Notwithstanding the foregoing, (i) the Committee may not grant Dividend Equivalents to Eligible Persons in connection with grants of Options or Stock Appreciation Rights to such Eligible Persons, and (ii) no dividend or Dividend Equivalent payments shall be made to a Participant with respect to any Performance Award or other Award subject to performance-based vesting conditions prior to the date on which all conditions or restrictions relating to such Award (or portion thereof to which the dividend or Dividend Equivalent relates) have been satisfied, waived or lapsed.

(f) General

(i)	Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.

(ii)
Awards May Be Granted Separately or Together.  Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate.  Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

(iii)
Forms of Payment under Awards.  Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities (but excluding promissory notes), other Awards or other property or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee.  Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.

(iv)
Limits on Transfer of Awards.  Except as otherwise provided by the Committee in its discretion and subject to such additional terms and conditions as it determines, no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution, and no Award (other than fully vested and unrestricted Shares issued pursuant to any Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.  If the Committee does permit the transfer of an Award other than a fully vested and unrestricted Share, such transfer shall be for no value and in accordance with the rules of Form S-8. The Committee may establish procedures as it deems appropriate for a Participant to designate a person or persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death.

(v)
Restrictions; Securities Exchange Listing.  All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made with respect to, or legends to be placed on the certificates for, such Shares or other securities to reflect such restrictions.  The Company shall not be required to deliver any Shares or other securities covered by an Award unless and until the requirements of any federal or state securities or other laws, rules or regulations (including the rules of any securities exchange) as may be determined by the Company to be applicable are satisfied.

(vi)
Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, the Committee may not, without prior approval of the Company’s shareholders, seek to effect any re-pricing of any previously granted, “underwater” Option or Stock Appreciation Right by:  (i) amending or modifying the terms of the Option or Stock Appreciation Right to lower the exercise price; (ii) canceling the underwater Option or Stock Appreciation Right and granting either (A) replacement Options or Stock Appreciation Rights having a lower exercise price; or (B) Restricted Stock, Restricted Stock Units, Performance Award or Other Stock-Based Award in exchange; or (iii) cancelling or repurchasing the underwater Option or Stock Appreciation Right for cash or other securities.  An Option or Stock Appreciation Right will be deemed to be “underwater” at any time when the Fair Market Value of the Shares covered by such Award is less than the exercise price of the Award.

(vii)
Section 409A Provisions.  Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a change in control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance unless the Committee determines in good faith that (i) the circumstances giving rise to such change in control, disability or separation from service meet the definition of a change in ownership or effective control, disability, or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.  Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or if earlier, upon the Specified Employee’s death) unless the payment or distribution is exempt from the application of Section 409A by reason of the short-term deferral exemption or otherwise.

(viii)
Acceleration of Vesting or Exercisability.   No Award Agreement shall accelerate the exercisability of any Award or the lapse of restrictions relating to any Award in connection with a change-in-control event unless such acceleration occurs upon the consummation of (or effective immediately prior to the consummation of, provided that the consummation subsequently occurs) such change-in-control event.

Section 7. Amendment and Termination; Corrections

(a) Amendments to the Plan and Awards

The Board may from time to time amend, suspend or terminate this Plan, and the Committee may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may, (except as expressly provided in the Plan) adversely alter or impair the terms or conditions of the Award previously granted to a Participant under this Plan without the written consent of the Participant or holder thereof.  Any amendment to this Plan, or to the terms of any Award previously granted, is subject to compliance with all applicable laws, rules, regulations and policies of any applicable governmental entity or securities exchange, including receipt of any required approval from the governmental entity or stock exchange.  For greater certainty and without limiting the foregoing, the Board may amend, suspend, terminate or discontinue the Plan, and the Committee may amend or alter any previously granted Award, as applicable, without obtaining the approval of stockholders of the Company in order to:

(i)	amend the eligibility for, and limitations or conditions imposed upon, participation in the Plan;

(ii)
amend any terms relating to the granting or exercise of Awards, including but not limited to terms relating to the amount and payment of the exercise price, or the vesting, expiry, assignment or adjustment of Awards, or otherwise waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively;

(iii)
make changes that are necessary or desirable to comply with applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange (including amendments to Awards necessary or desirable to avoid any adverse tax results under Section 409A, and no action taken to comply with Section 409A shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof); or

(iv)	amend any terms relating to the administration of the Plan, including the terms of any administrative guidelines or other rules related to the Plan.

For greater certainty, prior approval of the stockholders of the Company shall be required for any amendment to the Plan or an Award that would:

(i)	require stockholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any other securities exchange that are applicable to the Company;

(ii)	increase the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

(iii)	increase the number of shares or value subject to the limitations contained in Section 4(d) of the Plan or otherwise cause Section 162(m) to become unavailable with respect to the Plan;

(iv)	permit repricing of Options or Stock Appreciation Rights, which is currently prohibited bySection 6(f)(vi) of the Plan;

(v)
permit the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Section 6(a)(i) and Section 6(b) of the Plan; or

(vi)	increase the maximum term permitted for Options and Stock Appreciation Rights as specified in Section 6(a)(ii) and Section 6(b).

(b) Corporate Transactions

In the event of any change in control event, reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (or the Company shall enter into a written agreement to undergo such a transaction or event), any such event defined herein as a “Corporate Transaction”, the Committee or the Board may, in its sole discretion, provide for one or more of the following to be effective upon the consummation of the event (or effective immediately prior to the consummation of the event, provided that the consummation of the event subsequently occurs), and no action taken under this Section 7(b) shall be deemed to impair or otherwise adversely alter or impair the rights of any holder of an Award or beneficiary thereof:

(i)
either (A) termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property, if any, equal to the gain that would have been attained upon the exercise of the Award or realization of the Participant’s rights or (B) the replacement of the Award with other rights or property of comparable value selected by the Committee or the Board, in its sole discretion;

(ii)
that the Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(iii)
that, subject to Section 6(f)(viii), the Award shall be exercisable or payable or fully vested with respect to all Shares covered thereby, notwithstanding anything to the contrary in the applicable Award Agreement; or

(iv)	that the Award cannot vest, be exercised or become payable after a date certain in the future, which may be the effective date of the event.

(c) Correction of Defects, Omissions and Inconsistencies

The Committee may, without prior approval of the stockholders of the Company,  correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.

Section 8. Income Tax Withholding

In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant.  In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent necessary to satisfy minimum statutory withholding requirements) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes.  The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

Section 9. General Provisions

(a) No Rights to Awards

No Eligible Person, Participant or other person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan.  The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

(b) Award Agreements

No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement shall have been signed by the Participant (if requested by the Company), or until such Award Agreement is delivered and accepted through an electronic medium in accordance with procedures established by the Company.  An Award Agreement need not be signed by a representative of the Company unless required by the Committee.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

(c) Plan Provisions Control

In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

(d) No Rights of Stockholders

Except with respect to Shares issued under Awards (and subject to such conditions as the Committee may impose on such Awards pursuant to Section 6(c)(i) or Section 6(e)), neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued.

(e) No Limit on Other Compensation Arrangements

Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.

(f) No Right to Employment

The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause, in accordance with applicable law.  In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.  Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate.  Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.  By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

(g) Governing Law

The internal law, and not the law of conflicts, of the State of Nevada shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.

(h) Severability

If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

(i) No Trust or Fund Created

Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person.  To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(j) Other Benefits

No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant’s compensation or benefits under any pension, retirement, savings, profit sharing, group insurance, disability, severance, termination pay, welfare or other benefit plan of the Company, unless required by law or otherwise provided by such other plan.

(k) No Fractional Shares

No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Headings

Headings are given to the sections and subsections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Clawback or Recoupment

All Awards under this Plan shall be subject to forfeiture or other penalties pursuant to any Company clawback policy, as may be adopted or amended from time to time, and such forfeiture and/or penalty conditions or provisions as determined by the Committee.

Section 11. Effective Date of the Plan

The Plan was adopted by the Board on August 7, 2014.  The Plan shall be subject to approval by the stockholders of the Company at the annual meeting of stockholders of the Company to be held on September 18, 2014, and the Plan shall be effective as of the date of such stockholder approval (the “Effective Date”).  On and after stockholder approval of the Plan, no awards shall be granted under the Prior Stock Plan, but all outstanding awards previously granted under the Prior Stock Plan shall remain outstanding and subject to the terms of the Prior Plan.

Section 12. Term of the Plan

No Award shall be granted under the Plan, and the Plan shall terminate, on August 7, 2024 or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan; provided, however, that no Performance Award shall be granted under the Plan after the first stockholder meeting to occur in the fifth year following the year in which stockholders approved the Performance Goals unless and until the Performance Goals or the Plan is re-approved by the stockholders.  Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such dates, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.